UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,

Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

July 28, 2015

Dear Azzad Funds Shareholder:

Enclosed is your copy of the 2015 Azzad Funds Annual Report. In it you will find a review of the performance of your investments for the past 12 months. The US economy continues its recovery, with the unemployment rate on a steady slope downward and signs of upwards wage pressure starting to develop in certain industries. This has manifested itself into more encouraging consumer confidence figures in the US. While these indicators have been encouraging, however, Gross Domestic Product (GDP) growth remains sluggish.

Much like the previous year, 2015 started off with a contraction in US GDP, followed by a return to growth. This year, the market seems preoccupied with the timing of the first key interest rate hike from the US Federal Reserve. While we can appreciate the trepidation that comes with a Fed tightening cycle, when rates are as low as they are now, history shows that raising rates is generally associated with rising stock prices. It is not until the central bank is farther along in its tightening cycle (usually a 5% yield on the 10-Year Treasury Note) that their actions start to dampen economic growth:

Correlations Between Weekly Stock Returns and Interest Rate Movements
Weekly S&P 500 returns, 10-year Treasury yield, rolling 2-year correlation, May 1963 – Dec. 2014
Correlation Coefficient
0.8
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
Positive relationship between yield movements and stock returns
Negative relationship between yield movements and stock returns
When yields are below 5%, rising rates are generally associated with rising stock prices
Graph Key
Last 12 Months
1963 → 12 Months Ago
0%
2%
4%
6%
8%
10%
12%
14%
16%
10-Year Treasury Yield

And let us not forget that uncertainty in Europe and China have shown us how the global economy can have repercussions at home. Uncertainty always exists in the economy, as well as markets. This can create opportunities. Those opportunities can only be pursued, however, once your asset allocation is aligned with an appropriate investment strategy. To discuss your goals and how to meet them, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment in the Azzad Funds.

Sincerely,

Jamal Elbarmil

Vice President and Portfolio Manager

Azzad Ethical Fund (ADJEX)
The Azzad Ethical Fund returned 7.05% for the fiscal year ending June 30, 2015, trailing the 9.45% return posted by the Russell Midcap Growth benchmark.

The Fund enjoyed some successes over the year. The information technology sector was our biggest source of outperformance. Skyworks Solutions had an outstanding year, with their components gaining share within the latest generation of Apple and Samsung phones. The Fund also held names that benefited from the renewed focus on Internet security – Fortinet and Splunk. The rise in prices of biotech shares also helped performance. Our holdings in Regeneron Pharmaceuticals and BioMarin Pharmaceutical were among the sector’s best performers.

The collapse in the price of oil had a negative effect on our portfolio during the period. In keeping with our decision to divest from hydraulic fracturing companies, the Fund ended up selling out of most of its exploration and production energy names during the period. Our current holdings now focus on higher quality names in the services area that we believe have the experience and technology to weather the sector’s protracted downturn. Several of our capital goods picks, like Fluor and Quanta Services, were also hurt by oil’s decline. Within the consumer staples space, two names failed to meet our expectations, Keurig Green Mountain suffered from poor reception of their next generation brewers, while United Natural Foods struggled with margins after a large acquisition.

The Azzad Ethical Fund currently holds names that exhibit steady sales and earnings growth profiles. The health sector remains our biggest overweight, and in the past year we have been finding more compelling values within the dental and distribution industries. Information Technology is another sizable overweight, where we feel some of the most under-appreciated growth stories reside. The consumer staples sector remains pricey, and we currently are underweight to the benchmark. The materials sector remains our other sizable underweight.  Further moves upward in the equity markets are more likely to come from earnings growth, and may not be as reliant on further expansions of the price/earnings multiples as they have over the past couple years. A more confident consumer in the US, as well as an economic recovery in Europe, would be a good driver of that earnings growth.

*Returns are not annualized. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Russell Midcap Growth Index measures the performance of the mid cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price to book ratios and higher forecasted growth values. The gross expense ratio for the previous fiscal year ending 06/30/2014 was 1.19%. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 0.99% through 12/01/2018, excluding indirect expenses. Absent this arrangement, the performance shown would have been lower. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest directly in an index. The Fund’s inception date was 12/22/2000.

Azzad Wise Capital Fund (WISEX)
The Fund gained 1.02% for the 12 months ending June 30, 2015, outperforming its benchmark BofAML US Corp & Govt. 1-3 Yr. Index, which returned 0.90%.

The end of 2014 saw a rise sharp rise in international fixed income volatility, particularly within emerging markets. This volatility was somewhat offset  from the expectation of a quantitative easing policy by the European Central Bank as well as a benign interest rate policy at the Federal Reserve for the coming months. Consequently, developed non-commodity based issuers performed well through the end of 2014.

Several factors hurt fixed income markets during the following six months, not least of which was anticipation over an eventual hike in interest rates, which helped to raise yields on Treasuries and other developed government rate curves while simultaneously pressuring dollar-sensitive emerging market issuers on fears over refinancing risks.

Likewise, prolonged weakness in commodity and energy prices, driven in part by weak Chinese growth data as well as OPEC production schedules, has seriously impaired the growth outlook for the commodity-sensitive emerging market universe. This, coupled with negative headlines related to corruption scandals in Brazil and the prolonged Russian-Ukraine stalemate, has convinced investors to reduce exposure to global emerging markets, in general.

Positive economic data coming out of the US, as well as improved growth and inflation forecasts for the Eurozone, however, have helped offset this risk-off tone to a certain degree.

The main contributors during the period were the Indonesia 2018 Sukuk and the Dubai Islamic Bank tier 1 perpetual. Indonesia has recently undergone profound political and economic changes that have warranted this performance. The election of pro-reformist president Joko Widodo in October 2014 and oil price declines have been a boon to this net oil importer. Dubai Islamic Bank, on the other hand, saw an impressive increase of 66% in net financing income and an increase of 63.8% in operating income for FY2014. Other notable contributors have been the Seco 22s, and QTEL 18s, each returning 0.10% and 0.09%, respectively.

Although Sukuk issuance has been relatively low of late, one clear positive development over the last twelve months has been the increase in market breadth. Non-conventional issuers such as the Hong Kong Monetary Authority, the Republic of South Africa, Goldman Sachs, Luxembourg Treasury, and the UK government have all tapped the Sukuk market’s liquidity for a stable source of funding. We would expect this trend to continue throughout 2015, both stretching out tenor and expanding the currency of issuance beyond the typical dollar issues.

Looking forward, we continue to be mindful of the impending rise in US rates and the potential effect it may have on our Sukuk portfolio. We are optimistic that the deployment of profit rate swaps will allow us to control our interest rate exposure.

*Returns are not annualized. The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current to most recent month-end performance information, call 888-862-9923 or visit www.azzadfunds.com. The Bank of America Merrill Lynch US Corporate and Government Master Index tracks the performance of US dollar-denominated investment grade Government and Corporate public debt issued in the US domestic bond market, excluding collateralized products. The index does not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The gross expense ratio for the previous fiscal year ending 06/30/2014 was 1.52%. Azzad Asset Management (the “Adviser”) has contractually agreed to limit the total operating expenses of the fund to 1.49% through 12/01/2018, excluding indirect expenses. Absent this arrangement, the performance shown would have been lower. The index’s returns assume reinvestment of all distributions and dividends; you cannot invest directly in an index. The Fund’s inception date was 04/1/2010.

This summary represents the views of the portfolio manager as of June 30, 2015. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at www.azzadfunds.com or by calling 888.350.3369.

Azzad Ethical Fund

Performance Illustration

(For the periods ended June 30, 2015)

(Unaudited)

Average Annual Total Return
For the Periods Ended June 30, 2015

	Azzad Ethical Fund	Russell MidCap Growth Index
1 Year	7.05%	9.45%
3 Year	15.52%	19.23%
5 Year	16.43%	18.69%
10 Year	8.46%	9.69%
Since Inception	5.79%	6.37%

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 12/22/2000 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Azzad Wise Capital Fund

Performance Illustration

(For the periods ended June 30, 2015)

(Unaudited)

Average Annual Total Return
For the Periods Ended June 30, 2015

	Azzad Wise Capital Fund	BofAML US Corp&Govt 1-3 Yr Index
1 Year	1.02%	0.90%
3 Year	2.65%	1.00%
5 Year	2.62%	1.22%
Since Inception	2.17%	1.36%

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 4/1/2010 (commencement of operations).  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The BofAML US Corp&Gov’t 1-3 Yr Index is compromised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.36%
Consumer Cyclical
21.85%
Consumer Defensive
7.59%
Energy
4.26%
Healthcare
20.50%
Industrials
19.85%
Technology
22.59%

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Industrials
19.11%
Technology
21.74%
Healthcare
19.73%
Other Assets Less
Liabilities
3.74%
Energy
4.10%
Basic Materials
3.24%
Consumer Defensive
7.31%
Consumer Cyclical
21.03%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2015 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Common Stocks
7.27%
Short-Term
Investments
2.96%
Ethical Bonds
(Sukuk)
68.98%
Ethical Bank
Deposits & Notes
20.79%

The following chart gives a visual breakdown of the Fund by the security types the underlying securities represent as a percentage of net assets.

Ethical Bonds
(Sukuk)
54.11%
Common Stocks
5.71%
Short-Term
Investments
2.32%
Other Assets Less
Liabilities
21.55%
Ethical Bank
Deposits & Notes
16.31%

Portfolio allocations are subject to change.

Azzad Ethical Fund
Schedule of Investments
June 30, 2015

Shares		Value

COMMON STOCKS - 96.26%

Air Transportation, Scheduled - 1.50%
14,966	Alaska Air Group, Inc.	$ 964,259

Apparel & Other Finished Products of Fabrics & Similar Material - 2.15%
12,993	Carter's, Inc.	1,381,156

Ball & Roller Bearings - 0.70%
12,369	Timken Co.	452,334

Biological Products (No Diagnostic Substances) - 1.97%
26,243	Seattle Genetics, Inc. *	1,270,161

Cable & Other Pay Television Services - 0.99%
9,781	Scripps Network Interactive, Inc., Class A	639,384

Computer Communications Equipment - 1.25%
6,687	F5 Networks, Inc. *	804,780

Computer Peripheral Equipment - 1.82%
28,283	Fortinet, Inc. *	1,168,936

Computer Storage Devices - 0.77%
8,503	Sandisk Corp.	495,045

Dental Equipment & Supplies - 1.40%
8,958	Sirona Dental Systems, Inc. *	899,562

Drilling Oil & Gas Wells - 0.99%
9,038	Helmerich & Payne, Inc.	636,456

Electromedical & Electrotherapeutic Apparatus - 1.43%
10,874	Varian Medical Systems, Inc. *	917,004

Electronic Computers - 0.75%
3,822	Apple, Inc.	479,374

Fabricated Structural Metal Products - 1.22%
6,587	Valmont Industries, Inc.	782,997

Food & Kindred Products - 3.08%
47,600	Flowers Foods, Inc.	1,006,740
10,814	Mead Johnson Nutrition Co.	975,639
		1,982,379
Hazardous Waste Management - 1.55%
7,436	Stericycle, Inc. *	995,755

Heavy Construction (Other Than Building Construction) - 0.71%
8,670	Fluor Corp.	459,597

Household Appliances - 1.34%
4,990	Whirlpool Corp.	863,520

Industrial Organic Chemicals - 3.24%
11,093	International Flavors & Fragrances, Inc.	1,212,354
1,962	NewMarket Corp.	870,912
		2,083,266
Leather & Leather Products - 0.64%
9,778	Michael Kors Holdings Ltd. (United Kingdom) *	411,556

Measuring & Controlling Devices, NEC - 0.70%
19,164	Trimble Navigation Ltd. *	449,587

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 1.65%
12,550	Cintas Corp.	1,061,605

Miscellaneous Fabricated Metal Products - 1.39%
7,704	Parker Hannifin Corp.	896,206

Miscellaneous Food Preparations & Kindred Products - 0.94%
7,920	Keurig Green Mountain, Inc.	606,910

Miscellaneous Transportation Equipment - 1.50%
6,532	Polaris Industries, Inc.	967,455

Motor Vehicle Parts & Accessories - 2.66%
7,782	Autoliv, Inc. (Sweden)	908,549
48,934	Gentex Corp.	803,496
		1,712,045
Motor Vehicles & Passenger Car Bodies - 1.37%
7,147	WABCO Holdings, Inc. (Belgium) *	884,227

Oil & Gas Field Machinery & Equipment - 1.34%
6,950	Dril-Quip, Inc. *	522,987
8,154	FMC Technologies, Inc. *	338,309
		861,296
Oil & Gas Field Services - 0.93%
12,852	Oceaneering International, Inc.	598,775

Ophthalmic Goods - 1.69%
6,126	The Cooper Companies, Inc.	1,090,244

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.40%
14,395	Align Technology, Inc. *	902,710

Pharmaceutical Preparations - 6.76%
4,762	Alexion Pharmaceuticals, Inc. *	860,827
9,570	BioMarin Pharmaceutical, Inc. *	1,308,985
7,830	Medivation, Inc. *	894,186
5,170	Perrigo Co. (Ireland)	955,571
646	Regeneron Pharmaceuticals, Inc. *	329,544
		4,349,113
Retail-Auto & Home Supply Stores - 1.84%
5,228	O'Reilly Automotive, Inc. *	1,181,423

Retail-Family Clothing Stores - 1.13%
20,755	Urban Outfitters, Inc. *	726,425

Retail-Home Furniture, Furnishings & Equipment Stores - 1.43%
13,377	Bed Bath & Beyond, Inc. *	922,746

Retail-Jewelry Stores - 1.10%
7,699	Tiffany & Co.	706,768

Retail-Shoe Stores - 1.91%
18,367	Footlocker, Inc.	1,230,773

Retail-Variety Stores - 1.76%
14,560	Dollar General Corp.	1,131,894

Rubber & Plastics Footwear - 1.07%
9,599	Deckers Outdoor Corp. *	690,840

Semiconductors & Related Devices - 6.34%
11,373	IPG Photonics Corp. *	968,695
22,062	Maxim Integrated Products, Inc.	762,794
19,266	Microchip Technology, Inc.	913,690
13,771	Skyworks Solution, Inc.	1,433,561
		4,078,740
Services-Business Services, NEC - 2.27%
13,864	Akamai Technologies, Inc. *	967,985
429	Priceline.com, Inc. *	493,938
		1,461,923
Services-Computer Integrated Systems - 1.44%
14,298	Jack Henry & Associates, Inc.	925,081

Services-Computer Processing & Data Preparation - 1.88%
9,629	DST Systems, Inc.	1,213,061

Services-Computer Programming, Data Processing, Etc. - 2.46%
6,882	IHS, Inc. *	885,232
3,371	LinkedIn Corp., Class A *	696,550
		1,581,782
Services-Computer Programming Services - 0.98%
10,262	VeriSign, Inc. *	633,371

Services-Consumer Credit Report - 1.77%
11,758	Equifax, Inc.	1,141,584

Services-Help Supply Services - 1.49%
17,317	Robert Half International, Inc.	961,094

Services-Hospitals - 1.65%
14,320	MEDNAX, Inc. *	1,061,255

Services-Prepackaged Software - 3.58%
40,658	Cadence Design Systems, Inc. *	799,336
10,893	Splunk, Inc. *	758,371
32,181	Symantec Corp.	748,208
		2,305,915
Special Industry Machinery - 1.63%
12,877	Lam Research Corp.	1,047,544

Trucking (No Local) - 1.65%
15,442	Old Dominion Freight Line, Inc. *	1,059,398

Watches, Clocks, Clockwork Operated Devices/Parts - 0.72%
6,725	Fossil Group, Inc. *	466,446

Water Transportation - 0.78%
6,541	Kirby Corp. *	501,433

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.92%
11,613	AmersourceBergen Corp.	1,234,926

Wholesale-Groceries & General Line - 1.53%
15,441	United Natural Foods, Inc. *	983,283

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 1.52%
6,870	Henry Schein, Inc. *	976,364

Wholesale-Motor Vehicles & Motor Parts & Supplies - 1.74%
37,047	LKQ Corp. *	1,120,487

Wholesale-Petroleum & Petroleum Products (No Bulk Stations) - 0.84%
11,250	World Fuel Services Corp.	539,438

TOTAL FOR COMMON STOCKS (Cost $50,931,478) - 96.26%		61,951,688

TOTAL FOR INVESTMENTS (Cost $50,931,478) - 96.26%		61,951,688

OTHER ASSETS LESS LIABILITIES, NET - 3.74%		2,409,603

NET ASSETS - 100.00%		$ 64,361,291

* Non-income producing securities during the period.
The accompanying notes are an integral part of these financial statements.

	Azzad Wise Capital Fund
	Schedule of Investments
June 30, 2015

Shares		Value

COMMON STOCKS - 5.71%

Beverages - 0.28%
3,015	The Coca-Cola Co.	$ 118,278
1,505	PepsiCo, Inc.	140,477
		258,755
Commercial Banks Non-US - 0.78%
336,783	Kuwait Finance House (Kuwait)	713,429

Construction, Mining & Materials Handling Machinery & Equipment - 0.11%
1,493	Dover Corp.	104,779

Converted Paper & Paperboard Products - 0.14%
1,209	Kimberly-Clark Corp.	128,118

Cutlery, Handtools & General Hardware - 0.18%
1,560	Stanley Black & Decker, Inc.	164,174

Electromedical & Electrotherapeutic Apparatus - 0.13%
1,591	Medtronic Plc. (Ireland)	117,893

Electronic & Other Electrical Equipment - 0.08%
1,413	Emerson Electric Co.	78,323

General Industrial Machinery & Equipment - 0.12%
1,165	Illinois Tool Works, Inc.	106,935

Household Furniture - 0.21%
3,962	Leggett & Platt, Inc.	192,870

Industrial Inorganic Chemicals - 0.13%
856	Air Products & Chemicals, Inc.	117,126

Men's & Boy's Furnishings - 0.30%
1,796	Cintas Corp.	151,924
1,760	VF Corp.	122,742
		274,666
Miscellaneous Food Preparations & Kindred Products - 0.16%
1,806	McCormick & Company, Inc.	146,196

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.13%
1,056	PPG Industries, Inc.	121,144

Perfumes, Cosmetics & Other Toilet Preparations - 0.15%
2,045	Colgate-Palmolive Co.	133,763

Pharmaceutical Preparations - 0.47%
3,311	Abbott Laboratories	162,504
1,870	AbbVie, Inc.	125,645
1,432	Johnson & Johnson	139,563
		427,712
Retail-Variety Stores - 0.17%
2,000	Family Dollar Stores, Inc.	157,620

Retail-Building Materials, Hardware, Garden Supply - 0.20%
667	The Sherwin-Williams Co.	183,438

Retail-Drug Stores & Proprietary Store - 0.16%
1,733	Walgreen Co.	146,335

Retail-Lumber & Other Building Materials - 0.21%
2,862	Lowe's Companies, Inc.	191,668

Services-Computer Processing & Data Preparation - 0.12%
1,418	Automatic Data Processing, Inc.	113,766

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.26%
1,027	Ecolab, Inc.	116,123
1,578	The Procter Gamble Co.	123,463
		239,586
Specialty Industry Machinery (No Metalworking Machinery) - 0.11%
1,412	Pentair Plc. (United Kingdom)	97,075

Specialty Cleaning, Polishing & Sanitation Preparations - 0.16%
1,436	The Clorox Co.	149,373

Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 0.10%
2,120	Nucor Corp.	93,428

Surgical & Medical Instruments & Apparatus - 0.27%
740	3M Co.	114,182
789	C.R. Bard, Inc.	134,682
		248,864
Wholesale-Motor Vehicle Supplies & New Parts - 0.15%
1,563	Genuine Parts Co.	139,935

Wholesale-Chemicals & Allied Products - 0.15%
971	Sigma-Aldrich Corp.	135,309

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.16%
1,758	Cardinal Health, Inc.	147,057

Wholesale-Durable Goods - 0.12%
487	W.W. Grainger, Inc.	115,249

TOTAL FOR COMMON STOCKS (Cost $3,839,370) - 5.71%		5,244,586

SUKUK - 54.11%
3,150,000	ADCB Islamic Finance, 4.071%, 11/22/2016 (Cayman Islands)	3,273,008
300,000	ADIB Capital Sukuk, 6.375%, 10/16/2018 (United Arab Emirates) *	315,000
3,200,000	ADIB Sukuk, 3.745% 11/04/2015 (United Arab Emirates)	3,232,160
800,000	AHB Sukuk Co., 3.267%, 10/08/2018 (Cayman Islands)	825,000
1,600,000	Al Shindagha Sukuk, Ltd., 3.776%, 11/26/2019 (Cayman Islands)	1,632,000
2,400,000	BSF Sukuk, Ltd., 2.947%, 05/22/2017 (Cayman Islands)	2,466,000
500,000	Dewa Sukuk 2013, Ltd., 3.00%, 03/05/2018 (Cayman Islands)	511,455
1,000,000	Dib Tier 1 Sukuk, Ltd., 6.25%, 03/29/2049 (Cayman Islands) *	1,028,750
1,700,000	DP World Sukuk, Ltd., Series REGS, 6.25%, 07/02/2017 (Cayman Islands)	1,832,175
1,900,000	EIB Sukuk, Ltd. 4.147%, 01/11/2018 (United Arab Emirates)	1,976,000
2,400,000	EIB Sukuk, Ltd. 4.718%, 01/18/2017 (United Arab Emirates)	2,504,976
1,575,000	Emaar Sukuk, Ltd. 8.50%, 08/03/2016 (Cayman Islands)	1,691,156
500,000	EMG Sukuk, Ltd. 4.564%, 06/18/2024 (Cayman Islands)	516,392
378,960	Emirat Medjool, Ltd., 3.875%, 03/19/2023 (Cayman Islands)	385,592
3,000,000	FGB Sukuk Co., Ltd., 3.797%, 08/02/2016 (Cayman Islands)	3,090,000
1,150,000	FGB Sukuk Co., Ltd., 4.046%, 01/18/2017 (Cayman Islands)	1,194,563
3,300,000	HBME Sukuk Co., Ltd., 3.575%, 06/02/2016 (Cayman Islands)	3,371,280
300,000	IDB Trust Services, Ltd., 1.535%, 06/04/2018 (Jersey)	301,125
1,300,000	IDB Trust Services, Ltd., 1.8125%, 03/06/2019 (Jersey)	1,304,875
500,000	IDB Trust Services, Ltd., 2.35%, 05/25/2016 (Jersey)	506,400
2,730,000	MAF Sukuk, Ltd., 5.85%, 02/07/2017 (Cayman Islands)	2,890,388
2,170,000	Malysia Government of Series REGS, 2.991%, 07/06/2016 (Malaysia)	2,209,060
2,500,000	Ooredoo Tamweel, Ltd., 3.039%, 12/03/2018 (Cayman Islands)	2,575,000
600,000	Perusahaan Pener Indois Sukuk, 3.30%, 11/21/2022 (Indonesia)	564,780
1,900,000	Perusahaan Pener Indois Sukuk, 4.00%, 11/21/2018 (Indonesia)	1,980,750
500,000	Perusahaan Pener SBSN Indois Sukuk III, 4.35%, 09/10/2024 (Indonesia)	491,250
580,000	QIB Sukuk Funding, 3.856%, 10/07/2015 (United Arab Emirates)	585,800
2,400,000	QIIB Sukuk, 2.688%, 10/18/2017 (Qatar)	2,445,000
500,000	Saudi Electricity Global Sukuk, 3.473%, 04/08/2023 (Cayman Islands)	505,625
450,000	Saudi Electricity Global Sukuk, 4.211%, 04/03/2022 (Saudi Arabia)	478,993
1,700,000	Sukuk Funding No. 3, Ltd., 4.348%, 12/03/2018 (Cayman Islands)	1,788,944
500,000	TF Varlik Kiralama Sukuk, 3.95%, 05/02/2018 (Turkey)	501,250
750,000	Zar Sovereign Capital Fund Property Ltd., 3.903%, 06/24/2020 (South Africa)	759,038
TOTAL FOR SUKUK (Cost $49,360,577) - 54.11%		49,733,785

BANK DEPOSITS - 16.31%
1,000,000	Arab Banking Corp., NY Branch, 0.59%, 10/06/2015 (Bahrain)	1,000,000
1,000,000	Arab Banking Corp., NY Branch, 0.59%, 10/13/2015 (Bahrain)	1,000,000
1,000,000	Arab Banking Corp., NY Branch, 0.62%, 12/15/2015 (Bahrain)	1,000,000
1,000,000	Arab Banking Corp., NY Branch, 0.75%, 01/20/2016 (Bahrain)	1,000,000
683,012	Kuveyt Turk Participation Bank, 1.6972%, 11/13/2015 (Turkey)	683,012
2,000,000	Kuveyt Turk Participation Bank, 1.766778%, 11/11/2015 (Turkey)	2,000,000
1,210,245	Kuveyt Turk Participation Bank, 1.77804%, 11/04/2015 (Turkey)	1,210,245
1,099,197	Kuveyt Turk Participation Bank, 2.69%, 10/18/2015 (Turkey)	1,099,197
1,999,955	Turkiye Finans Bank, 2.03%, 11/23/2015 (Turkey)	1,999,955
1,999,955	Turkiye Finans Bank, 2.03%, 11/27/2015 (Turkey)	1,999,955
2,000,000	Turkiye Finans Bank, 2.34%, 12/13/2015 (Turkey)	2,000,000
TOTAL FOR BANK DEPOSITS (Cost $14,992,364) - 16.31%		14,992,364

SHORT TERM INVESTMENTS - 2.32%
721,625	Albaraka Turk Participation Bank, 1.97%, 08/19/2015 (Turkey)	721,625
738,800	Albaraka Turk Participation Bank, 1.99%, 10/30/2015 (Turkey)	738,800
669,950	Albaraka Turk Participation Bank, 2.03%, 11/16/2015 (Turkey)	669,950
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $2,130,375) - 2.32%		2,130,375

TOTAL FOR INVESTMENTS (Cost $70,322,686) - 78.45%		72,101,110

OTHER ASSETS LESS LIABILITIES, NET - 21.55%		19,811,147

NET ASSETS - 100.00%		$ 91,912,257

* Variable rate security; the coupon rate shown represents the yield at June 30, 2015.
The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Assets and Liabilities
June 30, 2015

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $50,931,478 and $70,322,686, respectively)	$ 61,951,688	$ 72,101,110
Cash	2,313,830	22,575,457
Receivables:
Shareholder Subscriptions	123,285	43,151
Dividends and Interest	36,712	529,167
Prepaid Expenses	13,628	15,331
Total Assets	64,439,143	95,264,216
Liabilities:
Payable for Securities Purchased	-	3,146,800
Distribution Payable	-	16,232
Shareholder Redemptions	250	53,171
Due to Adviser	24,242	76,901
Due to Administrator	789	789
Distribution Fees	16,742	126
Trustee Fees	1,783	2,740
Accrued Expenses	34,046	55,200
Total Liabilities	77,852	3,351,959
Net Assets	$ 64,361,291	$ 91,912,257

Net Assets Consist of:
Paid In Capital	$ 52,972,907	$ 90,352,258
Undistributed Net Investment Income (Loss)	(58,530)	34,878
Accumulated Realized Gain (Loss) on Investments	426,704	(253,303)
Unrealized Appreciation in Value of Investments	11,020,210	1,778,424
Net Assets, for 4,787,735 and 8,848,102 Shares Outstanding, respectively	$ 64,361,291	$ 91,912,257

Net Asset Value Per Share	$ 13.44	$ 10.39

Redemption Price Per Share ($13.44*0.98; $10.39*0.98) Note 5*	$ 13.17	$ 10.18

* The Funds will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase for the Azzad Ethical Fund and for the Azzad Wise Capital Fund.

The accompanying notes are an integral part of these financial statements.

Azzad Funds
Statements of Operations
For the year ended June 30, 2015

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends (Net of foreign taxes withheld $0 and $2,300, respectively)	$ 444,814	$ 186,566
Interest (Net of foreign taxes withheld $0 and $53,034, respectively)	-	1,430,833
Total Investment Income	444,814	1,617,399

Expenses:
Advisory	454,475	952,497
Distribution	85,214	40,021
Legal	1,418	7,279
Transfer Agent	56,301	52,837
Audit	10,050	11,188
Registration	27,447	25,773
Administrative	8,997	8,997
Custody	15,065	47,251
Miscellaneous	6,201	7,875
Printing	7,946	1,943
Trustee	4,006	5,803
Insurance	835	833
Total Expenses	677,955	1,162,297
Fees Waived and Reimbursed or Recouped by the Advisor	(115,542)	30,325
Net Expenses	562,413	1,192,622

Net Investment Income (Loss)	(117,599)	424,777

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments and Foreign Currency Transactions	2,560,252	139,217
Net Change in Unrealized Appreciation on Investments	1,413,129	139,163
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	3,973,381	278,380

Net Increase in Net Assets Resulting from Operations	$ 3,855,782	$ 703,157

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Statements of Changes in Net Assets

	Years Ended
6/30/2015	6/30/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (117,599)	$ (50,764)
Net Realized Gain on Investments	2,560,252	3,857,342
Unrealized Appreciation on Investments	1,413,129	5,158,678
Net Increase in Net Assets Resulting from Operations	3,855,782	8,965,256

Distributions to Shareholders:
Net Investment Income	-	(25,890)
Realized Gains	(4,717,248)	(4,657,002)
Total Distributions	(4,717,248)	(4,682,892)

Capital Share Transactions	14,975,277	11,796,215

Total Increase in Net Assets	14,113,811	16,078,579

Net Assets:
Beginning of Year	50,247,480	34,168,901

End of Year (Includes Undistributed Net Investment Loss of
$(58,530) and $(34,296), respectively)	$ 64,361,291	$ 50,247,480

The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2015	6/30/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 424,777	$ 488,376
Net Realized Gain (Loss) on Investments	139,217	(177,067)
Unrealized Appreciation on Investments	139,163	2,165,214
Net Increase in Net Assets Resulting from Operations	703,157	2,476,523

Distributions to Shareholders:
Net Investment Income	(430,000)	(430,408)
Realized Gains	-	(629,646)
Total Distributions	(430,000)	(1,060,054)

Capital Share Transactions	23,453,492	12,960,315

Total Increase in Net Assets	23,726,649	14,376,784

Net Assets:
Beginning of Year	68,185,608	53,808,824

End of Year (Includes Undistributed Net Investment Income
of $34,878 and $40,101, respectively)	$ 91,912,257	$ 68,185,608

The accompanying notes are an integral part of these financial statements.

Azzad Ethical Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	For the Years Ended
	6/30/2015	6/30/2014	6/30/2013	6/30/2012	6/30/2011

Net Asset Value, at Beginning of Year	$ 13.69	$ 12.24	$ 10.77	$ 10.74	$ 8.24

Income From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.02)	0.01	(0.02)	(0.01)
Net Gain on Securities (Realized and Unrealized)	0.97	3.01	1.62	0.05	3.13
Total from Investment Operations	0.94	2.99	1.63	0.03	3.12

Distributions:
Net Investment Income	-	(0.01)	(0.01)	0.00	0.00	***
Realized Gains	(1.19)	(1.53)	(0.15)	0.00	(0.62)
Total Distributions	(1.19)	(1.54)	(0.16)	0.00	(0.62)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 13.44	$ 13.69	$ 12.24	$ 10.77	$ 10.74

Total Return **	7.05%	24.85%	15.36%	0.28%	38.42%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 64,361	$ 50,247	$ 34,169	$ 21,988	$ 14,054
Before Waivers
Ratio of Expenses to Average Net Assets	1.19%	1.19%	1.35%	1.41%	1.65%
Ratio of Net Investment Loss to Average Net Assets	(0.41)%	(0.32)%	(0.27)%	(0.65)%	(0.72)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21)%	(0.12)%	0.09%	(0.22)%	(0.06)%
Portfolio Turnover	29.80%	56.66%	103.43%	13.48%	27.84%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

Azzad Wise Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	6/30/2015		6/30/2014		6/30/2013	6/30/2012		6/30/2011

Net Asset Value, at Beginning of Year	$ 10.34		$ 10.09		$ 10.07	$ 10.22		$ 9.82

Income From Investment Operations:
Net Investment Income *	0.06		0.08		0.16	0.10		0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05		0.35		0.10	(0.02)		0.42
Total from Investment Operations	0.11		0.43		0.26	0.08		0.43

Distributions:
Net Investment Income	(0.06)		(0.07)		(0.16)	(0.08)		(0.01)
Realized Gains	-		(0.11)		(0.08)	(0.15)		(0.02)
Total Distributions	(0.06)		(0.18)		(0.24)	(0.23)		(0.03)

Redemption Fees (a)	0.00	***	0.00	***	0.00	0.00	***	0.00

Net Asset Value, at End of Year	$ 10.39		$ 10.34		$ 10.09	$ 10.07		$ 10.22

Total Return **	1.02%		4.35%		2.61%	0.86%		4.34%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 91,912		$ 68,186		$ 53,809	$ 30,652		$ 26,934
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.45%		1.52%		1.53%	1.63%		1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.57%		0.79%		1.52%	0.82%		(0.28)%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.49%		1.49%		1.49%	1.49%		1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.53%		0.82%		1.56%	0.96%		0.06%
Portfolio Turnover	41.27%		27.13%		45.40%	234.93%		701.30%

(a) The Fund will charge a 2.00% redemption fee on shares redeemed within 90 days of purchase.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Amount calculated is less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

Note 1.

Organization

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is registered as a non-diversified fund.  The Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is registered as a non-diversified fund. The series included in these financial statements are collectively referred to as the "Funds". Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term capital appreciation consistent with ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including Separately Managed (Wrap) programs.

Non-Diversification Risk- The Funds are non-diversified, which means they may invest a greater percentage of their assets in a fewer number of holdings as compared to other mutual funds that are more broadly diversified.  As a result, the Funds’ share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Funds’ portfolio may have a significant negative impact on the Funds’ performance.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

In addition, the Generally Accepted Accounting Principles (“GAAP”) requires management of the Funds to analyze all open tax years, fiscal years 2012-2015, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Redemption Fees- The Ethical Fund and the Wise Fund each charge a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fees charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Reclassifications – As of June 30, 2015, the Ethical Fund recorded permanent book/tax differences of $34,296 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Event- Management has evaluated the impact of all subsequent events through the date of the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Note 3. Securities Valuations

Processes and Structure

The Funds' Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Funds’ Board of Trustees has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the company's investment adviser to apply those methods in making fair value determinations, subject to board oversight. The investment adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board of Trustees on all fair valuation decisions that are made. The Board of Trustees reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

?

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

?

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

?

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Sukuk. The Wise Fund invests in Sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments.

Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds. At June 30, 2015, 54.11% of the Wise Fund’s net assets were invested in Sukuk.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

Bank Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank deposits will be categorized as level 2 investment in the fair value hierarchy.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2015:

Azzad Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 61,951,688	$ -	$ -	$ 61,951,688
	$ 61,951,688	$ -	$ -	$ 61,951,688

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2015.

Azzad Wise Capital Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 5,244,586	$ -	$ -	$ 5,244,586
Sukuk	-	49,733,785	-	49,733,785
Bank Deposits	-	14,992,364	-	14,992,364
Short-Term Investments	2,130,375	-	-	2,130,375
	$ 7,374,961	$ 64,726,149	$ -	$ 72,101,110

* Industry classifications for these categories are detailed in the Schedule of Investments.

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Wise Fund did not hold any derivative instruments at any time during the period ended June 30, 2015.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% and 1.19% of the average daily net assets for the Ethical Fund and Wise Fund, respectively.

For the year ended June 30, 2015, the Adviser earned $454,475 and $952,497 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2015, the Adviser was owed $24,242 and $76,901 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 1.49%, for Ethical Fund and Wise Fund, respectively, of average daily net assets for a five year period ending December 1, 2018.  Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the Funds within

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

three fiscal years after such reimbursement or waiver occurred, if the Funds are able to make the repayment without exceeding the expense limitations (or, if less, the expense limitation then in place). For the year ended June 30, 2015, the Adviser waived fees of $115,542 for the Ethical Fund. For the year ended June 30, 2015, the Advisor has recouped $30,325 in previously waived advisory fees for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Adviser during the following three year period to the extent that payment of such expenses does not cause the Funds to exceed the expense limitation.  As of June 30, 2015, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $305,206 and $35,955, respectively.  As of June 30, 2015, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Ethical Fund	Wise Fund
June 30, 2013	June 30, 2016	$ 102,092	$ 19,364
June 30, 2014	June 30, 2017	$ 87,572	$ 16,591
June 30, 2015	June 30, 2018	$ 115,542	$ -

Sub-advisory Agreement – The Adviser and the Board entered into a Sub-Advisory Agreement with Ziegler Capital Management (“Sub-Adviser”, “Ziegler”) on August 16, 2012, on behalf of the Ethical Fund, which was renewed by the Board at a meeting held on May 3, 2015.  The sub-advisory fee paid to Ziegler is paid by the Adviser, not the Ethical Fund and therefore does not impact the fees paid by the Ethical Fund.  The Ethical Fund receives additional research services and investment management expertise, from a reputable firm, without additional expense to the Ethical Fund.

The Adviser and the Board entered into a Sub-Advisory Agreement with Federated Investors, Inc. (“Sub-Adviser”, “Federated”) on March 10, 2014, on behalf of the Wise Fund. The Sub-Advisory Agreement was renewed by the Board at a meeting held on May 3, 2015. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not impact the fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the  Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund.   For the year ended June 30, 2015, the Ethical Fund and the Wise Fund each paid the Adviser $8,997 for administrative services pursuant to the agreement.  As of June 30, 2015, each Fund owed the Adviser $789, respectively, in administrative fees.

Note 5.

Capital Share Transactions

The Board of Trustees is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2015 and 2014:

Ethical Fund	Year Ended 6/30/2015		Year Ended 6/30/2014
	Shares	Amount	Shares	Amount
Shares Sold	1,563,211	$ 21,133,607	1,212,623	$ 16,284,113
Shares issued in reinvestment of distributions	131,967	1,736,687	128,306	1,696,197
Redemption fees	-	439	-	202
Shares redeemed	(577,060)	(7,895,456)	(462,296)	(6,184,297)
Net Increase	1,118,118	$ 14,975,277	878,633	$ 11,796,215

As of June 30, 2015, paid-in-capital totaled $52,972,907.

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

The following is a summary of capital share activity for the years ended June 30, 2015 and 2014:

Wise Fund	Year Ended 6/30/2015		Year Ended 6/30/2014
	Shares	Amount	Shares	Amount
Shares Sold	3,653,268	$ 38,011,292	2,756,433	$ 28,211,042
Shares issued in reinvestment of distributions	8,122	84,449	9,447	96,276
Redemption fees	-	410	-	414
Shares redeemed	(1,407,477)	(14,642,659)	(1,502,247)	(15,347,417)
Net Increase	2,253,913	$ 23,453,492	1,263,633	$ 12,960,315

As of June 30, 2015, paid-in-capital totaled $90,352,258.

Shareholders of the Ethical and Wise Fund are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase. For the year ended June 30, 2015, $439 and $410 of redemption fees were collected from shareholders of the Ethical and Wise Fund, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $24,827,373 and $16,630,055, respectively, for the Ethical Fund. For the year ended June 30, 2015 $35,398,287 and $23,877,808, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2015, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	32.18%
Turkey	14.82%
United Arab Emirates	9.37%
United States	4.70%
Bahrain	4.35%
Indonesia	3.30%
Qatar	2.66%
Malaysia	2.40%
Jersey	2.30%
South Africa	0.83%
Kuwait	0.78%
Saudi Arabia	0.52%
Ireland	0.13%
United Kingdom	0.11%

Note 8.

Tax Matters

As of June 30, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments *	$ 50,935,770	$ 70,322,686

Gross tax appreciation of investments	$ 13,298,881	$ 1,931,550
Gross tax depreciation of investments	$(2,282,963)	$ (153,126)
Net tax appreciation (depreciation)	$ 11,015,918	$ 1,778,424

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2015 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation	$ 11,015,918	$ 1,778,424
Undistributed ordinary income	-	34,878
Post-December net investment loss **	(58,530)	-
Accumulated realized gains	430,995	-
Capital loss carry forwards +:
No expiration:
Short-term	-	(180,427)
Long-term	-	(72,876)
	$ 11,388,383	$ 1,559,999

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

+ The capital loss carry forward will be used to offset any capital gains realized by the Wise Fund in future years through the indefinite expiration date.  The Wise Fund will not make distributions from capital gains while a capital loss carry forward remains.

* The difference between the book cost and tax cost of investments for the Ethical Fund represents disallowed wash sales for tax purposes.

** Under current tax law net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year.

The Funds paid the following distributions for the years ended June 30, 2015 and 2014:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2015	$3,791,097	Long-Term Capital Gain
6/30/2015	$ 926,151	Ordinary Income

Year Ended	$ Amount	Tax Character
6/30/2014	$ 884,877	Ordinary Income
6/30/2014	$3,798,015	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2015	$ 430,000	Ordinary Income

Year Ended	$ Amount	Tax Character
6/30/2014	$1,048,803	Ordinary Income
6/30/2014	$ 11,251	Long-Term Capital Gain

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015

Note 9.

Distribution Plan

The Funds maintain a distribution expense plan (a “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Funds to pay distribution expenditures incurred in connection with the sale and promotion of the Funds and the furnishing of services to shareholders of the Funds.  The Plan provides that the Funds may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of the Funds for the Ethical Fund and Wise Fund, respectively.  Under the plan,  permitted expenditures include:  (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the cost of preparing and distributing promotional materials; (vi) the costs of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) other similar services that the Trustees determine are reasonably calculated to result in sales of shares of the Funds; and (viii) the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts.  Because these expenses are paid out of the Funds’ assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2015, the Ethical Fund incurred $85,214 in distribution fees and the Wise Fund incurred $40,021 in distribution fees.  As of June 30, 2015, $16,742 and $126 was owed in distribution fees for the Ethical and Wise Funds, respectively.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the funds under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2015, FolioFn, in aggregate, owned approximately 58.70% and 74.55% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, FolioFn may be deemed to control the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Azzad Funds

We have audited the accompanying statements of assets and liabilities of the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”) including the schedule of investments, as of June 30, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of June 30, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2015, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 26, 2015

AZZAD FUNDS

Expense Illustration

JUNE 30, 2015 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Azzad Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,036.24	$5.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Azzad Wise Capital Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,003.40	$7.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.41	$7.45

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 67	Trustee Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Abed Awad, Esq. 777 Terrance Ave., Ste. 303 Hasbrouck Hts., NY 07604 Age: 46	Trustee Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 51	Chairman, Treasurer and Trustee Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 54	Secretary Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 41	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

ADVISORY RENEWAL AGREEMENT

Basis for Board’s Investment Advisory Contract Approval with Azzad Asset Management

The Board of Trustees (the “Trustees” of the “Board”) is responsible for determining whether to continue the Investment Advisory Contracts (the “Agreements”) between Azzad Asset Management (the “Adviser”) and the Azzad Funds (the “Funds”). At a meeting of the Board held on May 3, 2015, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined by the Investment Company act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year. During the course of the year, the Board received a wide variety of materials relating to the services provided by the Adviser and the performance of each of the Funds including various reports from the Adviser and other third party data providers.

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements and the services provided by the Adviser to assist them in considering the renewal of the Agreements. The materials provided to the Board included the following:  (i) an executed copy of the Funds’ investment advisory, administration and expense cap agreements; (ii) a signed certification from the Funds’ Chief Compliance Officer that the Adviser has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws, the Adviser/Funds’ Annual Compliance Report and Code of Ethics Report, as well as, the Adviser’s most recent version of the Adviser/Funds’ Compliance Manual; (iii) Due diligence regarding the Adviser including the Adviser’s Form ADV Parts 1 and 2 and accompanying schedules, and information regarding key personnel, as well as the Adviser’s Error and Omissions/Directors and Officers insurance policy; (iv) the Adviser’s unaudited 2014 year-end financial statements including information specifically related to advisory fees, overall expenses and performance of the Funds; (v) information prepared by the Independent Directors Council to assist the Board in understanding their fiduciary obligations and factors they should assess in considering the approval of the Agreements.

The Trustees also considered the Funds’ brokerage commissions, turnover rates, marketing activities, sales and redemption data and the significant investment the Adviser makes in researching, applying and implementing the Funds’ ethical (faith based) screens.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In researching their decision to approve the Agreements, the Board considered the following factors enumerated below:

1.

Nature, Quality and Extent of the Services Provided to the Azzad Funds

The Board considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s personnel. The Trustees considered the Adviser’s specific responsibilities in all aspects of the daily management of the Funds, including the trading, proxy voting, oversight of other service providers including

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

the Funds’ sub-advisers, and the specific investment strategies implemented and overseen by the Adviser. The Trustees also considered the Adviser’s administrative and shareholder services provided to the Funds including its oversight of the Funds’ transfer agent and custodian and shareholder communication through its website, newsletters and other marketing means.

In addition, the Board discussed in detail the Adviser’s compliance program including the annual and quarterly compliance reports it had received throughout the year. The Trustees discussed the Adviser’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that the Funds were self-distributed meaning the Adviser was also responsible for overseeing and pursuing various selling agreements with financial intermediaries. The Trustees also discussed the Adviser’s role and responsibilities in ensuring that the Funds adhere to their investment strategies as it applies to the unique faith based (ethical) investment philosophy of each Fund.

The Board concluded that the Adviser had sufficient financial resources, quality and depth of personnel and compliance policies and procedures essential to perform its duties under the Agreements and that the nature, quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

2.

Investment Performance of the Azzad Funds and the Adviser

The Trustees considered short-term and long-term performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of each Fund’s peer group (as constructed by data presented by Morningstar). The Trustees noted receiving detailed performance, portfolio characteristics and attribution information at its quarterly meetings. Azzad Ethical Fund: The Trustees noted that the Azzad Ethical Fund’s (ADJEX) performance for the one year, three year, five year and ten year periods ended March 31, 2015 was below the median for the Morningstar Peer Group of U.S. open-end mid cap growth funds, falling within the third quartile for the one year, five year and ten year periods and within the bottom quartile of the Morningstar Peer Group for the three year period. The Trustees further noted that for the quarter, year to date, one year, three year, five year, and ten year and since inception periods ended March 31, 2015, the Azzad Ethical Fund, underperformed the Russell Mid Cap Growth Index. The Trustees acknowledged that Ziegler Capital Management was hired as the Fund’s sub-adviser beginning in 2013. It was also noted that, unlike the benchmark, the Fund implements additional investment restrictions. Azzad Wise Capital Fund: The Trustees noted that the Azzad Wise Capital Fund (WISEX) performance for the one year, three year, and five year periods ended March 31, 2015 was above the median for the Morningstar Peer Group of U.S. open-end short term bond funds, falling within the first quartile of the Morningstar Peer Group. The Trustees noted that Federated was hired as the Fund’s sub-adviser beginning in 2014. It was also noted that the Fund’s holdings significantly differ from other short term bond funds.

3.

Costs of the Services Provided to the Funds, and Profits Realized by the Adviser

The Trustees considered each Fund’s management fee rate and expense ratio relative to similar mutual funds and relative to the management fees charged by the Adviser to other clients. The Trustees noted the expense cap agreement was in effect between the Funds and the Adviser. The Trustees also noted that the Adviser oversees and pays a sub-adviser to manage each Fund and does so out of its own assets, rather than directly from the Funds. In addition, the Trustees noted that the Funds receive regulatory compliance from the Adviser including significant oversight of its investment philosophy and faith based strategy.

In particular, the Trustees noted that Morningstar categorizes the Azzad Ethical Fund’s fee level as below average compared to other funds that invest in the same asset class and have similar distribution characteristics. The Trustees noted that Morningstar categorizes the Azzad Wise Capital Fund’s fees as relatively high compared to other funds in that asset class. It was noted that although the Wise Capital Fund is categorized as a short term bond fund it is more akin to an alternative emerging market, short term bond fund. The higher fee level is primarily due to the limited universe of securities it is allowed to purchase for its portfolio and the high cost of foreign custodian fees. The Trustees also noted that both Funds are no load and the Adviser bears, among other things, the significant cost of marketing the Funds, administering them and pursuing sales agreements with various financial intermediaries. The Trustees further noted that the majority of outstanding shares in the Funds are held by the Adviser’s sponsored wrap fee program.  The Trustees also noted that the Adviser does not offer an equity, mid cap growth strategy nor does it offer a short term bond strategy for other clients outside the mutual funds.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

The Trustees also reviewed Azzad Asset Management’s financial reports and considered them in the context of a privately owned corporation and relative to the services provided to the Funds. The Trustees considered that the Adviser’s profitability is primarily derived from management fees and does not include other business ventures to maintain its independence.

After consideration of these matters, the Trustees concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to the Adviser) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser maintained adequate profit levels to support the services to the Funds.

4.

The Extent of Economies of Scale as the Azzad Funds Grow

The Trustees discussed realized and potential economies of scale and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow. The Trustees noted that the Adviser had reduced the expense ratio for the Azzad Ethical Fund in the past and had maintained the expense cap agreement with both Funds. The Trustees concluded that the Funds were too small to realize economies of scale and the Funds’ management fee structures did not contain any breakpoint reductions. However, as the Funds’ assets grow in size, the feasibility of incorporating breakpoints would continue to be reviewed. With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure is reasonable and fair.

5.

Ancillary benefits (if any) derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees noted the Adviser pays for research it uses on behalf of the Funds (and its other clients) using hard dollars and did not generate soft dollars from brokerage commissions with respect to the Funds in the past year. It addition it was noted that regulatory compliance risks for managing the Funds continues to increase. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in the Adviser’s wrap fee program, greater exposure to press coverage, or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

Conclusion

Based on their evaluation of all of the forgoing factors, the Trustees, including a majority of Independent Trustees, concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management of the Azzad Funds, and, that the renewal of the Agreements was in the best interests of the Funds and their shareholders. Therefore, the Trustees, including a majority of Independent Trustees, voted unanimously in favor of the renewal of the Agreements with the Funds.

AZZAD WISE CAPITAL FUND SUBADVISORY APPROVAL AGREEMENT

Basis for Board’s Investment Sub-advisory Contract Approval with Federated Investment Management

At an in-person meeting held on May 3, 2015 (the “Meeting”), the majority of the Independent Trustees, who were present in person considered and unanimously approved the Sub-advisory Agreement (“Agreement”) with Federated Investment Management (“Federated” or “Sub-Adviser”) and Azzad Asset Management (“Adviser” or “Azzad”) for an additional term of one year.

In preparation for the May 3, 2015 meeting, the Board requested and reviewed the following materials provided by Federated: (i) Federated’s 2014 Annual Report, Form 10-K, as well as, ADV Parts 1 and 2. (ii) Various amendments to its compliance manual and program including 38a-1 and 206(4)-7 compliance program certifications, its annual Compliance Report for the year end 2014 period and various Code of Ethics certifications, as well as, the answers to a Compliance Questionnaire requesting material updates about the Sub-Adviser’s business, compliance policies and procedures and regulatory standing. In addition, Trustees acknowledged receiving during the course of the year, information regarding the Wise Capital Fund’s portfolio characteristics, performance, turnover rates, brokerage expenses, Subchapter M certifications (for the portion of the Fund’s portfolio managed by Federated) and Code of Ethics certifications.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

The Trustees noted there were no proposed changes to the Sub-advisory Agreement between Federated and the Adviser. In considering the Sub-advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In researching their decision to approve the Agreement, the Board considered the following factors enumerated below:

1.

Nature, Extent and Quality of Services provided by Federated. The Board considered that Federated provides the Fund with portfolio management services for a majority of its net assets and considered the quality of these services. The nature of services provided by Federated has been documented in materials and in presentations made to the Board throughout the year. The Trustees considered Federated’s strong commitment to research on behalf of the Fund’s unconventional portfolio and holdings. The Trustees also considered the background and experience of the three portfolio managers responsible for managing the Fund from Federated, as well as, at least one research analyst based out of London who has extensive experience managing similar securities. The Trustees noted the challenges of managing the Fund in accordance with its faith based investment philosophy, as well as, in a low yield environment. The Trustees considered Federated’s plans for the Fund to include trade finance and profit rate swaps to manage risk and potentially increase returns to shareholders. The Trustees also noted Federated’s strong compliance culture and commitment to following the Fund’s investment philosophy. The Trustees noted Federated’s reputation and that the firm manages approximately $362 billion dollars for investors as of 12/31/2014. The Board further considered the four and five Morningstar Star ratings the Fund had received throughout the year. The Board concluded that it was satisfied with the nature, extent and quality of investment management services provided to the Fund by Federated.

2.

Investment Performance of the Azzad Wise Capital Fund and Federated. The Trustees noted that Federated had managed the Fund’s portfolio for less than one full year. The Trustees noted that the Fund’s quarter to date performance (as of March 31, 2015) was slightly below its benchmark, the BofAML US Corp & Govt 1-3 Yr Index by 0.09%, its turnover rate remained relatively low and the Fund had significantly increased its holdings. The Trustees also noted the Fund demonstrated favorable long-term performance relative to its benchmark and peer group. The Trustees determined that Federated’s investment approach remains the same and the Trustees would expect the Fund to benefit from that approach over the longer period. The Trustees concluded that Federated’s performance over the past year has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund and, therefore, do not impact the Fund. The Board also considered that the sub-advisory fee is used to pay for certain research support services including those provided by Federated’s London affiliate. The Board noted that the sub-advisory fee charged by Federated is in line with Federated’s standard fees and normal business practices. The Board noted that although categorized as a short term bond fund, the Wise Capital Fund’s holdings and investment philosophy are associated with the emerging markets and alternative asset classes that have higher management fees. The Board further noted that Federated is a publically traded company and the company makes the majority of its revenue from investment management. The Board also noted that Federated may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory scrutiny associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the sub-advisory fee is reasonable and fair in light of the Fund’s challenging investment mandate, and comparative performance. The Board further concluded that any ancillary benefits gained from serving as sub-adviser to the Fund were reasonable and fair.

4.

Economies of Scale to be realized. The Board recognized that because Federated’s fees are paid by the Adviser and not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted the Sub-Adviser fee provides for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provides for shares of these economies of scale.

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee structure was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Sub-advisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including the

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

majority of Independent Trustees, voted unanimously in favor of the renewal of the Sub-advisory Agreement with the Azzad Wise Capital Fund.

AZZAD ETHICAL FUND SUBADVISORY APPROVAL AGREEMENT

Basis for Board’s Investment Sub-advisory Contract Approval with Ziegler Capital Management

At an in-person meeting held on May 3, 2015 (the “Meeting”), the majority of Independent Trustees, who were present in person considered and unanimously approved the Sub-advisory Agreement (“Agreement”) with Ziegler Capital Management (“Ziegler” or “Sub-Adviser”) and Azzad Asset Management (“Adviser” or “Azzad”) for an additional term of one year.

In preparation for the May 3, 2015 meeting, the Board requested and reviewed the following materials provided by Ziegler: (i) Ziegler’s 2014 Form 10-K, as well as, ADV Parts 1 and 2. (ii) Ziegler’s updated policies and procedures since Ziegler’s last compliance report to the Adviser including 38a- and 206(4)-7 compliance program certifications, its annual compliance report and (iii) A completed due diligence questionnaire requesting material updates about the Sub-Adviser’s business, its compliance policies and procedures and regulatory standing. In addition, the Trustees acknowledged receiving during the course of the year, information regarding the Azzad Ethical Fund’s portfolio characteristics, performance, turnover rate, brokerage expenses, and Code of Ethics certifications.

The Trustees noted there were no proposed changes to the Sub-advisory Agreement between Ziegler and the Adviser. In considering the Sub-advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In researching their decision to approve the Agreement, the Board considered the following factors enumerated below:

1.

Nature, Extent and Quality of Services provided by Ziegler. The Board considered that Ziegler provides the Fund with portfolio management services and considered the quality of these services. The Trustees noted that Ziegler provides the Fund with a mid-cap growth model and the Fund’s Adviser implements the model by executing the trades in the Fund’s portfolio. The Trustees noted the Sub-Adviser follows the Fund’s investment restrictions and replaces securities that fall out of compliance with the Fund’s investment philosophy with appropriate securities that are in line with the Fund’s investment strategy. The Trustees also considered the Sub-Adviser’s commitment to marketing the Fund and increasing awareness of its unique investment strategy. The Trustees also considered the background and experience of the portfolio manager responsible for managing the Fund from Ziegler, as well as, the overall research team at Ziegler Capital Management. The Trustees also noted Ziegler’s strong compliance culture and commitment to following the Fund’s investment philosophy. The Trustees noted that Ziegler had recently been purchased by a larger firm, Stifel, but that the transition had not seemingly affected the Fund or its portfolio management. The Trustees noted Ziegler’s reputation and that the firm manages approximately $6 billion dollars for investors as of 12/31/2014.

2.

Investment Performance of the Azzad Ethical Fund and Ziegler. The Board considered that Ziegler’s time horizon as sub-adviser to the Fund was relatively short (as of November 1, 2012). The Fund’s quarter to date performance (as of March 31, 2015) was slightly below its benchmark, the Russell Mid Cap Growth Index, and its one year performance was also just slightly below its benchmark. The Trustees determined that Ziegler’s investment approach remains the same and the Trustees would expect the Fund to benefit from its approach over the longer period. The Trustees concluded that Ziegler’s performance over the past year has been satisfactory and consistent with the long-term investment strategy being pursued by the Fund.

3.

Comparative Fees, Profitability, Costs of Services Provided and Potential Ancillary Benefits. The Board considered that the Sub-Adviser’s fees are paid by the Adviser, and not the Fund, and, therefore, do not impact the Fund. The Board also considered the fees the Sub-Adviser charges to manage institutional accounts having a similar strategy as the Fund. The Board further noted that Ziegler was purchased by a publically traded company (Stifel) and the company makes the majority of its revenue from investment management. The Board noted that the Sub-Adviser does not benefit from soft dollars to pay for research because it does not implement trades for the Fund. The Board also noted that Ziegler may receive reputational benefits from serving as the sub-adviser to a mutual fund in the growing Islamic investment niche market. However, any such benefits would be balanced by the greater regulatory scrutiny associated with serving as sub-adviser to a 1940 Investment Company Act Fund. The Board concluded that the sub-advisory fee is reasonable and fair. The Board further concluded that any ancillary benefits gained from serving as sub-advisor to the Fund were reasonable and fair.

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2015 (UNAUDITED)

4.

Economies of Scale to be realized. The Board recognized that because Ziegler’s fees are paid by the Adviser, not the Fund, an analysis of the economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Management Agreement with the Adviser. Nonetheless, the Board noted that it would reconsider economies of scale as the Fund’s assets under management increase.

Based on their evaluation of all material factors, the Board including the Independent Trustees, concluded that the sub-advisory fee structure was fair and reasonable, that the scope and quality of the Sub-adviser’s services has provided substantial value for Fund shareholders, and that the approval of the Sub-advisory Agreement was in the best interests of the Fund and its shareholders. Therefore, the Board, including the majority of Independent Trustees, voted unanimously in favor of the renewal of the Sub-advisory Agreement with the Azzad Ethical Fund.

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Ziegler Capital Management
Federated Investors, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 20,400

FY 2014

$ 20,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2015

$ 0

FY2014

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2015

$ 3,650

FY 2014

$ 3,600

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2015

$ 0

FY2014

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 3,650

FY 2014

$ 3,600

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 27, 2015